UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

2024 Annual Meeting Date

On May 3, 2024, the board of directors of Sonim Technologies, Inc. (the “Company”) established that the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) will be held on Wednesday, July 17, 2024. The time and meeting website information for the 2024 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting, which will be filed with the Securities and Exchange Commission (the “SEC”) prior to the 2024 Annual Meeting.

Because the date of the 2024 Annual Meeting is advanced by more than thirty (30) days from the anniversary date of the 2023 annual meeting of stockholders (which was held on September 28, 2023), the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal pursuant to the Company’s amended and restated bylaws (the “Bylaws”), as listed in the Company’s definitive proxy statement filed with the SEC on August 18, 2023, are no longer applicable. Pursuant to the Company’s bylaws and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

Rule 14a-8 of the Exchange Act

Pursuant to Rule 14a-8(e)(2) of the Exchange Act, a stockholder intending to present a proposal to be included in the proxy statement for the 2024 Annual Meeting must deliver the proposal in writing to the Company’s principal executive offices no later than a reasonable time before the Company begins to print and mail the proxy materials for the 2024 Annual Meeting. Accordingly, the new deadline for the submission of proposals to be included in the proxy statement for the 2024 Annual Meeting is May 13, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Advance notice procedure

Pursuant to the Bylaws, if a stockholder intends to present certain matters, including nominations for the election of directors, at the 2024 Annual Meeting, the notice must also be delivered to the Company’s principal executive offices and received by the Company by May 13, 2024. In addition to complying with this deadline, stockholder nominations or proposals intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must also comply with the Bylaws, all applicable rules and regulations promulgated by the SEC under the Exchange Act, including the additional requirements of Rule 14a-19(b) under the Exchange Act, and the law of the State of Delaware, as applicable.

Address of principal executive offices

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2024 Annual Meeting or director nomination should be sent to: Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200, San Diego, CA, 92121 Attention: Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: May 3, 2024	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer